SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date                               Commission File
      of earliest event                                     Number:
          reported):
        April 12, 2000                                      1-10210

                         e-NET FINANCIAL.COM CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

             NEVADA                                        84-1273503
   ------------------------------                 ---------------------------
  (State or other jurisdiction of                (IRS Employer Identification
         incorporation)                                    Number)

                         3200 Bristol Street, Suite 700
                            Costa Mesa, California                    92626
                     --------------------------------------          --------
                    (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (714) 866-2100

          (Former name or former address, if changed since last report)

                                       N/A

INTRODUCTION

Pursuant to Items 7 (b) (2) of the Securities and Exchange Commission's (the "Commission") General Instructions for Form 8-K, e-Net Financial.Com Corporation ("e-Net" or "Company") hereby amends Item 7 (b) of its Current Report on Form 8-K, filed with the Commission on April 19, 2000 to file unaudited pro forma condensed consolidated financial information for the Company reflecting the acquisition of American Residential Funding, Inc. ("AMRES") on April 12, 2000. The unaudited pro forma condensed consolidated financial information also includes the effects of the acquisitions of Titus Real Estate LLC ("Titus"), LoanNet Mortgage Corp. ("LoanNet") and ExpiDoc.com Inc, ("ExpiDoc") prior to the close of AMRES on April 12, 2000.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

ITEM 7(a)         FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Filed herewith as part of this report (Exhibit 1) are the audited balance sheets of AMRES as of June 30, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for the years ended June 30, 1999 and June 30, 1998, and the notes thereto. If required, the audited financial statements of Titus, LoanNet and ExpiDoc have been previously filed pursuant to Item 310 of Regulation SB. Filed herewith as part of this report (Exhibit 2) are the unaudited balance sheet of AMRES as of March 31, 2000 and the statements of operations, stockholder's equity and cash flows for the nine months ended March 31, 2000 and 1999, and the notes thereto.

ITEM 7(b)         PRO FORMA FINANCIAL INFORMATION

Filed herewith as part of this report (Exhibit 3) are the Company's unaudited pro forma condensed consolidated balance sheet as of April 30, 2000, unaudited pro forma condensed consolidated statement of operations for the ten months ended April 30, 2000, and the notes thereto.

                                   SIGNATURES

Pursuant to the requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned, thereunto duly authorized.

                                            E-Net Financial.com Corporation
                                                  (Registrant)

Date: June 23, 2000                         By:  /s/  Vince Rinehart
                                               --------------------------------
                                                      Vince Rinehart
                                                      President

Exhibits

1. Audited balance sheets of AMRES as of June 30, 1999 and 1998, and the related statements of operations, stockholder's equity and cash flows for the years ended June 30, 1999 and June 30, 1998.

2. Unaudited balance sheet of AMRES as of March 31, 2000 and the statements of operations, stockholder's equity and cash flows for the nine months ended March 31, 2000 and 1999.

3. Unaudited pro forma condensed consolidated balance sheet as of April 30, 2000, unaudited pro forma condensed consolidated statement of operations for the ten months ended April 30, 2000